UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2007

WEYERHAEUSER COMPANY
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	1-4825 (Commission File Number)	91-0470860 (IRS Employer Identification No.)

33663 Weyerhaeuser Way South
Federal Way,
Washington 98063-9777
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

As disclosed in the Current Report on Form 8-K filed on August 28, 2006, Weyerhaeuser Company (the “Company”) entered into (i) a contribution and distribution agreement dated as of August 22, 2006 (the “Contribution and Distribution Agreement”) among the Company, Domtar Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Spinco”, formerly known as Weyerhaeuser TIA, Inc.), and Domtar Paper Company, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Newco”, formerly known as Weyerhaeuser ELI, LLC), and (ii) a transaction agreement dated as of August 22, 2006 (the “Transaction Agreement” and, together with the Contribution and Distribution Agreement, the “Agreements”) among the Company, Spinco, Newco, Domtar Delaware Holdings Inc., a Delaware corporation and subsidiary of Newco (“Newco Holding”, formerly known as Weyerhaeuser ELI, Inc.), Domtar Pacific Papers Inc., a British Columbia corporation and a wholly owned subsidiary of Newco Holding (“Old Newco Canada”, formerly known as Weyerhaeuser Crosby, Inc.), Domtar (Canada) Paper Inc., a British Columbia corporation and wholly owned subsidiary of Newco Canada (“Newco Canada Exchangeco”, formerly known as Weyerhaeuser Yukon, Inc.), and Domtar Inc., a Canadian corporation (“Domtar”).

Pursuant to the Contribution and Distribution Agreement, the Company agreed to (i) transfer or cause to be transferred to Newco certain of the Company’s white paper assets and related assets in exchange for the assumption by Newco of certain of the Company’s white paper liabilities and related liabilities (the “Newco Contribution”), (ii) transfer to Spinco all the issued and outstanding limited liability company interests of Newco (“Newco Equity Interests”) in exchange for (x) a number of shares of Spinco common stock, par value $0.01 per share (the “Spinco Common Stock”), determined in accordance with a formula specified in the Contribution and Distribution Agreement, and (y) cash in an amount equal to $1.35 billion (the “Spinco Contribution” and, together with the Newco Contribution, the “Contribution”), and (iii) distribute all the issued and outstanding shares of Spinco Common Stock to its shareholders as a pro rata dividend or, at its election, as an exchange offer or a combination thereof.

Pursuant to the Transaction Agreement, Spinco and Domtar will effect a plan of arrangement in accordance with Section 192 of the Canadian Business Corporation Act (the “Arrangement”) that will result in Spinco owning, directly or indirectly, all of the outstanding common shares of Domtar.

On January 25, 2007, the Company entered into an Amended and Restated Contribution and Distribution Agreement (the “Amended and Restated Contribution and Distribution Agreement”) among the Company, Spinco and Newco, and an Amended and Restated Transaction Agreement (the “Amended and Restated Transaction Agreement” and, together with the Amended and Restated Contribution and Distribution Agreement, the “Amended and Restated Agreements” ) among the Company, Spinco, Newco, Newco Holding, Old Newco Canada, Newco Canada Exchangeco, Domtar Pacific Papers ULC, a Nova Scotia unlimited liability company and wholly owned subsidiary of Newco Holding (“Newco Canada”), and Domtar, in each case to reflect technical amendments to the structure.

The foregoing description of the Agreements, the Amended and Restated Agreements and any transactions contemplated thereby (the “Transactions”), does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreements and the Amended and Restated Agreements. The Amended and Restated Agreements are filed as Exhibits 2.1 and 2.2 hereto and are incorporated into this report by reference. All stockholders of the Company are urged to read the Amended and Restated Agreements carefully and in their entirety. The Amended and Restated Agreements have been incorporated by reference to provide you with information regarding their terms. They are not intended to provide any other factual information about the Company.

The Amended and Restated Transaction Agreement contains representations and warranties that the Company, Spinco, Newco, Newco Holding, Old Newco Canada and Newco Canada Exchangeco, on the one hand, and Domtar, on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Amended and Restated Agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

* * * * *

Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the proposed Transactions. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the Transactions, or whether the Transactions will close at all. Factors that could cause the Transactions to be delayed or to fail to close at all include: the failure to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure to receive required tax rulings or tax opinions; the failure to obtain approval by shareholders and option holders of Domtar and a material adverse change in the business, assets, financial condition or results of operations of the Company’s white paper business or Domtar. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company at www.weyerhaeuser.com or by directing a written request to: Weyerhaeuser Company, CH 1E30, P.O. Box 9777, Federal Way, WA 98063-9777. The Company assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Agreements, which are filed as Exhibits hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1
Amended and Restated Transaction Agreement, dated as of January 25, 2007, among Weyerhaeuser Company, Domtar Corporation, Domtar Paper Company, LLC, Domtar Delaware Holdings Inc., Domtar Pacific Papers Inc., Domtar (Canada) Paper Inc., Domtar Pacific Papers ULC and Domtar Inc. (incorporated by reference to Exhibit 2.1 to Domtar Corporation’s Form 10/A filed with the Securities and Exchange Commission on January 26, 2007)

2.2
Amended and Restated Contribution and Distribution Agreement, dated as of January 25, 2007, among Weyerhaeuser Company, Domtar Corporation and Domtar Paper Company, LLC (incorporated by reference to Exhibit 2.2 to Domtar Corporation’s Form 10/A filed with the Securities and Exchange Commission on January 26, 2007)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Jeanne M. Hillman

Name: Jeanne M. Hillman
Title: V.P., Chief Accounting Officer
Date: January 31, 2007

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